Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Hotwire Communications, Ltd.

2100 West Cypress Creed Road

Fort Lauderdale, Florida 33309

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of area networks and related customer contracts in connection with the proposed offering of Hotwire Funding LLC, Secured Fiber Network Revenue Notes, Series 2023-1. Hotwire Communications, Ltd. (the “Company”) is responsible for the information provided to us, including the information set forth in the Data File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Data File. Additionally, Morgan Stanley & Co. LLC (“Morgan Stanley”), Barclays Capital Inc., BofA Securities, Inc. and Deutsche Bank Securities Inc. (collectively with the Company, the “Specified Parties”) have agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On April 11, 2023, representatives of Morgan Stanley, on behalf of the Company, provided us with a listing (the “Sample Listing”) of 100 area networks and the related customer contracts (the “Sample Area Networks”). We make no representations as to the selection criteria used in determining the Sample Area Networks.

Further, representatives of Morgan Stanley, on behalf of the Company, provided us with (i) on April 21, 2023, a computer-generated data file and related record layout containing data, as represented to us by the Company, as of May 1, 2023, with respect to 679 area networks, including each of the 100 Sample Area Networks (the “Initial Data File”) and (ii) on May 1, 2023, a supplemental data file (the “Supplemental Data File”) containing the average credit score for each of the area networks set forth on the Initial Data File. At the instruction of the Morgan Stanley, on behalf of the Company, we adjusted the Initial Data File with the corresponding information set forth on the Supplemental Data File. The Initial Data File, as adjusted, is hereinafter referred to as the “Data File.”

Member of Deloitte Touche Tohmatsu Limited

File Review Procedures of the Customer Contract Characteristics:

For each customer contract related to the Sample Area Networks, we performed comparisons of the customer contract characteristics (the “Customer Contract Characteristics”) set forth on the Data File and indicated below.

Customer Contract Characteristics

1. Property name (for informational purposes only) 2. Contract start date 3. Next escalation date 4. Contact renewal date 5. Current contract end date 6. Final contract end date 7. Auto renewal term	8. Annual Escalator 9. Number of units 10. Average credit score (i.e., FICO / Rating) 11. Bulk revenue 12. Retail revenue 13. Bulk-like revenue

We compared Customer Contract Characteristic 2. to the corresponding information set forth on or derived from master agreement, service order, or any amendments thereto (collectively, the “Contract Agreement”) or screen shots from the Company’s asset management system (the “Asset Management System Screen Shots”).

We compared Customer Contract Characteristics 3. through 9. to the corresponding information set forth on or derived from the Contract Agreement.

We compared Customer Contract Characteristic 10. to the corresponding information set forth on or derived from the “Credit Score/Ratings Spreadsheet.”

We compared Customer Contract Characteristic 11. to the corresponding information set forth on or derived from the Asset Management System Screen Shots.

We compared Customer Contract Characteristic 12. to the corresponding information set forth on queries provided to us by the Company from the Company’s accounting system (collectively, the “Accounting System Query”).

With respect to our comparison of Customer Contract Characteristic 13., we recomputed the bulk-like revenue as the sum of (i) the contractual ad revenue (as set forth on the Accounting System Query) and (ii) the sum of the additional bulk equipment revenue, additional bulk related services revenue, fusion + revenue and captive commercial revenue (each as set forth on the Asset Management System Screen Shots) and compared the results of each recomputation to the corresponding bulk-like revenue set forth on the Data File.

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Customer Contract Characteristics 2. through 6., difference of 30 days or less are deemed to be “in agreement;”

•

with respect to our comparison of Customer Contract Characteristic 9., differences less than or equal to the greater of (i) 15 units or (ii) 2% of the number of units set forth on the Data File are deemed to be “in agreement;” and

•	with respect to our comparison of Customer Contract Characteristics 11. through 13., differences of 2.5% or less of the respective amount set forth on the Data File are deemed to be “in agreement.”

File Review Procedures of the Area Network Characteristics:

For each of the Sample Area Networks, we performed comparisons of the area network characteristics (the “Area Network Characteristics”) set forth on the Data File and indicated below.

Area Network Characteristics

1.  Property name (for informational purposes only

2.  Bulk internet expense HTC carve out

3.  Bulk video expense

4.  Bulk internet expense

5.  Bulk voice expense

6.  Bulk all other direct expense

7.  Bulk network expense

8.  Bulk network expense HTC carve out

9.  Bulk property tax

10.  Bulk property tax HTC carve out

11.  Retail video expense

12.  Retail voice expense

13.  Retail internet expense

14.  Retail internet expense HTC carve out

15.  Retail all other direct expense

16.  Retail network expense

17.  Retail network expense HTC carve out

18.  Retail property tax

19.  Retail property tax HTC carve out

20.  Retail bad debt

21.  Bulk bad debt

22.  Bulk SG&A

23.  Retail SG&A

We compared Area Network Characteristics 2. through 20. to corresponding information set forth on the Accounting System Query.

With respect to our comparison of Area Network Characteristic 21., we observed a bulk bad debt of $0.00 on the Data File for each Sample Area Network.

With respect to our comparison of Area Network Characteristic 22., we recomputed the bulk SG&A as the sum of the bulk video expense, bulk internet expense, bulk internet expense HTC carve out, bulk all other direct expense, bulk network expense, bulk network expense HTC carve out, bulk voice expense and bulk property tax and bulk property tax HTC carve out (each as set forth on the Accounting System Query) and compared the results of each recomputation to the corresponding bulk SG&A set forth on the Data File.

With respect to our comparison of Area Network Characteristic 23., we recomputed the retail SG&A as the sum of the retail voice expense, retail video expense, retail internet expense, retail internet expense HTC carve out, retail all other direct expense, retail network expense, retail network expense HTC carve out, retail property tax and retail property tax HTC carve out (each as set forth on the Accounting System Query) and compared the results of each recomputation to the corresponding retail SG&A set forth on the Data File.

The area network documents indicated above and any other related documents provided in support of the Customer Contract Characteristics and Area Network Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Area Network Documentation.”

We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Area Network Documentation and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Area Network Documentation. In addition, we make no representations as to whether the Area Network Documentation are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Area Networks.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Customer Contract Characteristics and Area Network Characteristics set forth on the Data File, as applicable, were found to be in agreement with the above mentioned Area Network Documentation, except as indicated in Appendix A. Supplemental information is contained in Appendix B and Appendix C.

******

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the area networks underlying the Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the area networks or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Data File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

May 8, 2023

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated May 8, 2023.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description – Customer Contract Characteristics
1	Two differences in contract start date.
2	Four differences in next escalation date.
3	Six differences in current contract end date
4	Seven differences in final contract end date.
5	One difference in auto renewal term.
6	Five differences in annual escalator.
7	One difference in average credit score.
8	Two instances where we were unable to verify the contract start date.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated May 8, 2023 (Redacted)

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Area Network	Customer Contract Characteristic	Characteristic set forth on the Data File	Characteristic set forth on the Area Network Documentation
1	[REDACTED]	Contract start date	6/22/2012	5/18/2018
1	[REDACTED]	Contract start date	6/22/2012	10/10/2017
2	[REDACTED]	Next escalation date	3/1/2024	1/1/2024
2	[REDACTED]	Next escalation date	1/1/2024	4/1/2024
2	[REDACTED]	Next escalation date	7/1/2023	5/1/2023
2	[REDACTED]	Next escalation date	5/1/2024	10/1/2024
3	[REDACTED]	Current contract end date	5/31/2031	7/25/2031
3	[REDACTED]	Current contract end date	6/28/2025	11/30/2025
3	[REDACTED]	Current contract end date	3/31/2031	8/2/2032
3	[REDACTED]	Current contract end date	8/31/2031	12/31/2030
3	[REDACTED]	Current contract end date	5/22/2029	10/10/2028
3	[REDACTED]	Current contract end date	4/30/2032	1/31/2035
4	[REDACTED]	Final contract end date	5/31/2032	7/25/2032
4	[REDACTED]	Final contract end date	6/28/2026	11/30/2026
4	[REDACTED]	Final contract end date	6/5/2027	6/6/2032
4	[REDACTED]	Final contract end date	3/31/2032	8/2/2033
4	[REDACTED]	Final contract end date	8/31/2032	12/31/2031
4	[REDACTED]	Final contract end date	5/22/2030	10/10/2029
4	[REDACTED]	Final contract end date	4/30/2034	1/31/2037
5	[REDACTED]	Autorenewal term	0 years	5 years
6	[REDACTED]	Annual escalator	5.00%	4.00%
6	[REDACTED]	Annual escalator	5.00%	4.00%
6	[REDACTED]	Annual escalator	5.00%	4.00%
6	[REDACTED]	Annual escalator	5.00%	4.00%
6	[REDACTED]	Annual escalator	4.00%	CPI
7	[REDACTED]	Average Credit score	742	709

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated May 8, 2023 (Redacted)

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Area Network	Customer Contract Characteristic
8	[REDACTED]	Contract start date
8	[REDACTED]	Contract start date

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.